MASSMUTUAL FUNDS
MassMutual Short-Duration Bond Fund
Supplement dated April 25, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective April 25, 2025, the information for Douglas Trevallion, II found under the heading Portfolio Manager(s) in the section titled Management (on page 10 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 41 of the Prospectus is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAPREMPRO-25-01
SDB-25-01